EXHIBIT (8)(a)(iii)

AMENDMENT NO. 6

PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, and May 1, 2001 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada (U.S.) Variable Account F

o    FUTURITY VARIABLE AND FIXED      ANNUITY CONTRACT
o    FUTURITY II VARIABLE AND FIXED      ANNUITY CONTRACT
o    FUTURITY III VARIABLE AND FIXED      ANNUITY CONTRACT
o    FUTURITY FOCUS VARIABLE AND      FIXED ANNUITY CONTRACT
o    FUTURITY FOCUS II VARIABLE AND      FIXED ANNUITY CONTRACT
o    FUTURITY ACCOLADE VARIABLE      AND FIXED ANNUITY CONTRACT
o    FUTURITY SELECT FOUR VARIABLE      AND FIXED ANNUITY CONTRACT

AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund	Sun Life of Canada U.S. Variable Account I

o    FUTURITY VARIABLE UNIVERSAL      LIFE INSURANCE POLICIES
o    FUTURITY SURVIVORSHIP      VARIABLE UNIVERSAL LIFE      INSURANCE POLICIES
o    FUTURITY SURVIVORSHIP II      VARIABLE UNIVERSAL LIFE      INSURANCE POLICIES
o    FUTURITY PROTECTOR VARIABLE      UNIVERSAL LIFE INSURANCE      POLICIES
o    FUTURITY ACCUMULATOR      VARIABLE UNIVERSAL LIFE      INSURANCE POLICIES

AIM V.I. Capital Appreciation Fund AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account G	o SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFEINSURANCE POLICIES
AIM V.I. Capital Appreciation Fund AIM V.I. Growth Fund AIM V.I. Growth and Income Fund AIM V.I. International Equity Fund AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account G	o FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account F

o    FUTURITY II VARIABLE AND FIXED      ANNUITY CONTRACT
o    FUTURITY III VARIABLE AND FIXED      ANNUITY CONTRACT
o    FUTURITY FOCUS II VARIABLE AND      FIXED ANNUITY CONTRACT
o    FUTURITY ACCOLADE VARIABLE      AND FIXED ANNUITY CONTRACT
o    FUTURITY SELECT FOUR VARIABLE      AND FIXED ANNUITY CONTRACT

AIM V.I. Value Fund	Sun Life of Canada (U.S.) Variable Account I	o FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE POLICIES o FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES o FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: September 1, 2001

AIM VARIABLE INSURANCE FUNDS

Attest: By:__________________________________

Name: _____________________________ Name: Robert H. Graham

Title: ______________________________ Title: President

A I M DISTRIBUTORS, INC.

Attest: By:__________________________________

Name: _____________________________ Name: Michael J. Cemo

Title: ______________________________ Title: President

SUN LIFE ASSURANCE COMPANY OF

CANADA (U.S.)

Attest: _____________________________ By:_____________________________________

Name: ______________________________ Name: Ronald J. Fernandes

Title: ______________________________ Title: Vice President, Retirement Products & Services

By:_____________________________________

Name: Edward M. Shea

Title: Assistant Vice President and Senior Counsel

CLARENDON INSURANCE AGENCY, INC.

Attest: ________________________________ By: ___________________________________

Name: ________________________________ Name: Norton A. Goss, II

Title: ________________________________ Title: Assistant Vice President

By:_____________________________________

Name: George E. Maden

Title: Secretary